Dreyfus

Growth and Income

Fund, Inc.

SEMIANNUAL REPORT April 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured
           * Not Bank-Guaranteed
           * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Financial Futures

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            16   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus

                                                   Growth and Income Fund, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Growth and Income Fund, Inc., covering the six-month period from November 1, 1999 through April 30, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas D. Ramos, CFA.

The past six months have been highly volatile -- but generally rewarding -- for investors in large-cap U.S. stocks. While the market's advance during the last two months of 1999 was led primarily by technology stocks and large-cap growth stocks in a fast-growing economy, the large-cap sector of the stock market corrected substantially during the first quarter of 2000, causing large-cap stocks to generally underperform small- and mid-cap stocks during those three months.

In mid-March, investor sentiment appeared to shift once more. Faced with evidence that inflationary pressures were building, a major measure of technology stock performance, the Nasdaq Composite Index, fell substantially between mid-March and the end of April, including a considerably large single-day drop on April 14. Many "old economy" stocks declined less severely, and some value-oriented stocks gained ground amid renewed investor interest. While it is too soon to determine whether this broadening of the market is likely to persist, we believe that it may be a positive sign for the stock market overall.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Growth and Income Fund, Inc.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

May 15, 2000




DISCUSSION OF FUND PERFORMANCE

Douglas D. Ramos, CFA, Portfolio Manager

How did Dreyfus Growth and Income Fund, Inc., perform relative to its benchmark

For the six-month period ended April 30, 2000, the fund's total return was 10.30% .(1) For the same period, the total return of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), the fund's benchmark, was 7.18%
 .(2)

We attribute the fund' s strong performance, as compared to that of its benchmark, largely to our technology holdings. Much of the market's overall advance during the period was driven by gains in technology-related stocks. Although the fund held fewer technology stocks on average than the S&P 500 Index, the fund's technology holdings outperformed those of the Index, producing greater returns.

What is the fund's investment approach?

The fund focuses primarily on low- and moderately priced stocks with market capitalizations of $1 billion or more at the time of purchase. The fund uses fundamental analysis to create a broadly diversified, value-tilted portfolio typically with a weighted average price-to-earnings ratio less than that of the S&P 500 Index and a long-term projected earnings growth greater than that of the S& P 500 Index. We generally look to avoid the risks associated with market timing.

We typically measure a stock' s relative value by looking at its price in relation to the company's business prospects and intrinsic worth, as measured by a wide range of financial and business data. By examining each company's fundamentals, together with economic and industry trends, we typically look for factors that could trigger a rise in the stock's price, such as new competitive opportunities or internal operational improvements. The result of our approach during the recent six-month period was a portfolio containing stocks from a variety of different market sectors and industries.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

The volatile technology sector was the primary force behind the U.S. stock market' s performance -- and the fund's performance -- during the reporting period. Although many technology stocks failed to meet our investment criteria for growth at a reasonable price, we identified and invested in several technology companies that did meet our standards, making technology our largest single sector of investment. We allocated an average of approximately 36% of the fund' s assets to technology stocks, compared with approximately 30% for the S&P 500 Index. Our holdings included semiconductor chip and equipment makers, such as LSI Logic and Applied Materials; diversified telecommunications companies, such as Ericsson (LM) Telephone and Nortel Networks; and business and Internet software developers, such as Oracle. Our selections strongly outperformed the technology component of the S&P 500 Index, and were responsible for virtually all of the fund's gains.

Most other sectors remained generally flat or suffered declines during the period, largely due to the Federal Reserve Board's (the "Fed") interest-rate activity. Although actual rates of inflation remained low, high levels of consumer spending and rapid growth of the economy raised concerns about the potential for future inflation. In particular, wages showed signs of upward pressure. In an effort to slow the economy and head off inflation, the Fed raised interest rates during the period, and indicated that future rate hikes were likely.

The Fed' s moves particularly hurt interest-rate-sensitive sectors such as financial services, the fund' s second largest area of investment. Prices of financial stocks generally fell throughout most of the period. The financial services sector rebounded in March and April 2000 as expectations rose that interest rates might be nearing their peak. Strong demand for technology-related initial public offerings and high volumes of brokerage activity also benefited some of the financial underwriters and brokerage firms in which the fund invested. Nevertheless, the financial services sector produced a 0.81% loss for the fund for the period as a whole. On a positive note, despite the slight loss, the fund' s financial holdings outperformed the financial component of the S&P 500 Index.

Concerns regarding interest rates and slowing revenue growth also hurt the fund' s investments in consumer cyclicals and communications services companies. Communications services holdings, such as Sprint and MCI WorldCom, faced the additional burden of rising competition in the long-distance market.

What is the fund's current strategy?

Although technology-oriented stocks accounted for virtually all of the fund's gains during the reporting period, we continue to believe that a diversified portfolio of reasonably priced stocks can offer investors what we believe are superior opportunities for risk-adjusted returns over time. Accordingly, as of April 30, 2000, the fund remained invested in a wide range of market sectors in addition to technology, such as financial services and consumer-related companies. We also continue to adhere to our disciplined investment approach of seeking securities that we believe are attractively valued relative to the S&P 500 Index, while offering above-average potential for growth.

May 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- REFLECTS THE REINVESTMENT OF INCOME DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX ("S&P 500 INDEX") IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                             The Fund

STATEMENT OF INVESTMENTS

April 30, 2000 (Unaudited)

STATEMENT OF INVESTMENTS

COMMON STOCKS--98.3%                                    Shares         Value ($)
--------------------------------------------------------------------------------

COMMERCIAL SERVICES--.6%

McGraw-Hill Cos.                                       188,400         9,891,000

CONSUMER DURABLES--1.1%

Ford Motor                                             149,900         8,197,656

General Motors                                          52,000         4,868,500

Leggett & Platt                                        221,500         4,734,562

                                                                      17,800,718

CONSUMER NON-DURABLES--4.2%

Anheuser-Busch Cos.                                     96,000         6,774,000

Estee Lauder, Cl. A                                     83,700         3,693,262

Intimate Brands                                        138,000         5,313,000

Kimberly-Clark                                         175,000        10,160,937

Nabisco Holdings, Cl. A                                250,000         9,390,625

PepsiCo                                                563,000        20,655,063

Procter & Gamble                                       158,500         9,450,563

                                                                      65,437,450

CONSUMER SERVICES--5.0%

AMFM                                                   107,000  (a)    7,102,125

Adelphia Communications, Cl. A                         148,900  (a)    7,379,856

CBS                                                    239,000  (a)   14,041,250

Carnival                                                30,000           746,250

Cendant                                                856,400  (a)   13,220,675

Clear Channel Communications                            58,000  (a)    4,176,000

Gannett                                                112,800         7,205,100

Infinity Broadcasting, Cl. A                           141,250  (a)    4,793,672

McDonald's                                              83,500         3,183,437

Time Warner                                            189,300        17,025,169

                                                                      78,873,534

ELECTRONIC TECHNOLOGY--20.8%

American Tower, Cl. A                                  248,100  (a)   11,536,650

Apple Computer                                          60,000  (a)    7,443,750

Applied Materials                                      280,000  (a)   28,507,500

Boeing                                                 212,000         8,413,750

Cabletron Systems                                      251,900  (a)    5,762,212

Compaq Computer                                        435,000        12,723,750

Edwards Lifesciences                                    17,200  (a)      258,000

Ericsson (LM) Telephone, Cl. B, ADR                     98,000         8,666,875

General Dynamics                                       100,000         5,850,000

Hewlett-Packard                                        120,600        16,281,000

Intel                                                  470,100        59,614,556

International Business Machines                        238,000        26,566,750

Lexmark International Group, Cl. A                     178,700  (a)   21,086,600

LSI Logic                                              199,000  (a)   12,437,500

Motorola                                               108,000        12,858,750


COMMON STOCKS (CONTINUED)                               Shares         Value ($)
--------------------------------------------------------------------------------

ELECTRONIC TECHNOLOGY (CONTINUED)

National Semiconductor                                 236,400  (a)   14,361,300

Nortel Networks                                        152,000        17,214,000

Sun Microsystems                                        75,000  (a)    6,895,312

Teradyne                                               242,000  (a)   26,620,000

Texas Instruments                                       53,000         8,632,375

Unisys                                                 299,000  (a)    6,933,062

United Technologies                                    122,000         7,586,875

                                                                     326,250,567

ENERGY MINERALS--5.2%

Anadarko Petroleum                                     164,000         7,123,750

Burlington Resources                                    73,000         2,869,813

Conoco, Cl. A                                          320,000         7,620,000

Exxon Mobil                                            335,331        26,051,027

Royal Dutch Petroleum, ADR                             479,000        27,482,625

Texaco                                                 156,500         7,746,750

USX-Marathon Group                                     131,000         3,053,937

                                                                      81,947,902

FINANCE--15.3%

American Express                                        62,000         9,303,875

American General                                       115,300         6,456,800

American International Group                           220,771        24,215,819

Associates First Capital, Cl. A                        339,000         7,521,563

Bank of America                                        288,400        14,131,600

Bank of New York                                       275,000        11,292,188

Chase Manhattan                                        252,000        18,159,750

Citigroup                                              630,650        37,484,259

Federal Home Loan Mortgage                             343,200        15,765,750

Federal National Mortgage Association                  360,500        21,742,656

Fleet Boston Financial                                 296,036        10,490,776

Household International                                 82,800         3,456,900

John Hancock Financial Services                        274,100  (a)    5,002,325

Morgan (J.P.)                                           67,000         8,601,125

Morgan Stanley Dean Witter                             262,000        20,108,500

UnionBanCal                                            188,600         5,221,862

Wells Fargo                                            398,000        16,342,875

XL Capital, Cl. A                                      100,000         4,762,500

                                                                     240,061,123

HEALTH SERVICES--3.1%

Columbia/HCA Healthcare                              1,032,200        29,353,188

Wellpoint Health Networks                              252,400  (a)   18,614,500

                                                                      47,967,688

                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                               Shares         Value ($)
--------------------------------------------------------------------------------

HEALTH TECHNOLOGY--7.3%

American Home Products                                 179,700        10,096,894

Baxter International                                    86,000         5,600,750

Bristol-Myers Squibb                                   298,000        15,626,375

Guidant                                                149,000  (a)    8,548,875

Johnson & Johnson                                      104,000         8,580,000

Lilly (Eli)                                            103,100         7,970,919

Merck & Co.                                            402,000        27,939,000

Pharmacia                                              153,303         7,655,569

Schering-Plough                                        273,000        11,005,312

Warner-Lambert                                          95,000        10,812,187

                                                                     113,835,881

INDUSTRIAL SERVICES--1.5%

Schlumberger                                           312,000        23,887,500

NON-ENERGY MINERALS--.7%

Alcoa                                                   67,000         4,346,625

Weyerhaeuser                                           123,100         6,578,156

                                                                      10,924,781

PROCESS INDUSTRIES--1.9%

Dow Chemical                                           114,000        12,882,000

International Paper                                    186,000         6,835,500

PPG Industries                                         141,700         7,704,938

Rohm & Haas                                             87,000         3,099,375

                                                                      30,521,813

PRODUCER MANUFACTURING--8.3%

Emerson Electric                                        82,000         4,499,750

General Electric                                       432,000        67,932,000

Honeywell International                                519,375        29,085,000

Industrial Flexible Material                           725,000  (a,c)     --

Ingersoll-Rand                                          78,600         3,689,288

Masco                                                  330,500         7,415,594

Tyco International                                     387,000        17,777,812

                                                                     130,399,444

RETAIL TRADE--4.0%

Federated Department Stores                             50,300  (a)    1,710,200

Gap                                                    214,000         7,864,500

Lowes                                                  310,600        15,374,700

May Department Stores                                  174,350         4,794,625

TJX Cos.                                               368,200         7,064,838

Target                                                 382,000        25,426,875

                                                                      62,235,738


COMMON STOCKS (CONTINUED)                               Shares         Value ($)
--------------------------------------------------------------------------------

TECHNOLOGY SERVICES--7.6%

BMC Software                                           121,500  (a)    5,687,719

Charter Communications, Cl. A                          748,700  (a)   10,996,531

Computer Associates International                      333,900        18,635,794

Computer Sciences                                      247,600  (a)   20,194,875

Electronic Data Systems                                329,000        22,618,750

First Data                                             168,000         8,179,500

Network Associates                                     375,500  (a)    9,551,781

Oracle                                                 293,000  (a)   23,421,688

                                                                     119,286,638

UTILITIES--11.7%

ALLTEL                                                 104,000         6,929,000

AT&T                                                   559,500        26,121,656

Bell Atlantic                                          168,000         9,954,000

Coastal                                                433,100        21,736,206

Duke Energy                                            151,000         8,682,500

Dynegy, Cl. A                                          210,000        13,741,875

El Paso Energy                                          63,700         2,707,250

Enron                                                   70,000         4,878,125

GTE                                                    390,000        26,422,500

MCI WorldCom                                           483,300  (a)   21,959,944

Niagara Mohawk Power                                   141,000  (a)    1,956,375

SBC Communications                                     376,600        16,499,788

Sprint (FON Group)                                     334,600        20,577,900

Texas Utilities                                         52,800         1,778,700

                                                                     183,945,819

TOTAL COMMON STOCKS

   (cost $1,169,120,481)                                           1,543,267,596

                                                                    The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                     Principal
SHORT-TERM INVESTMENTS--2.3%                        Amount ($)         Value ($)
--------------------------------------------------------------------------------

U.S. TREASURY BILLS;

5.59%, 7/13/2000
   (cost $36,198,586)                             36,614,000  (b)   36,197,333
--------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,205,319,067)                100.6%    1,579,464,929

LIABILITIES, LESS CASH AND RECEIVABLES                   (.6%)      (9,841,578)

NET ASSETS                                             100.0%    1,569,623,351

(A)  NON-INCOME PRODUCING.

(B) PARTIALLY HELD BY THE CUSTODIAN IN A SEGREGATED ACCOUNT AS COLLATERAL FOR OPEN FINANCIAL FUTURES POSITIONS.

(C)  SECURITY RESTRICTED TO PUBLIC RESALE:



                                          Acquisition  Purchase   Percentage of
Issuer                                           Date  Price         Net Assets         Valuation((+))
------------------------------------------------------------------------------------------------------------------------------------

Industrial Flexible Material                3/31/1993  $5.00                .00             Zero

((+))THE VALUATION OF THIS SECURITY HAS BEEN  DETERMINED IN GOOD FAITH UNDER THE
     DIRECTION OF THE BOARD OF DIRECTORS.

SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF FINANCIAL FUTURES

April 30, 2000 (Unaudited)



                                                            Market Value                                  Unrealized
                                                            Covered                                       Appreciation
Financial Futures Long                      Contracts       by Contracts ($)        Expiration            at 4/30/2000 ($)
------------------------------------------------------------------------------------------------------------------------------------

Standard & Poor's 500                          16              5,840,000             June 2000               92,909

SEE NOTES TO FINANCIAL STATEMENTS.



                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2000 (Unaudited)

                                                             Cost      Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                        1,205,319,067  1,579,464,929

Cash                                                                    216,301

Receivable for investment securities sold                             5,243,482

Dividends receivable                                                  1,057,815

Receivable for shares of Common Stock subscribed                         51,928

Prepaid expenses                                                         62,016

                                                                  1,586,096,471
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                         1,110,169

Payable for investment securities purchased                          12,003,915

Payable for shares of Common Stock redeemed                           3,085,432

Payable for futures variation margin--Note 4(a)                          29,200

Accrued expenses                                                        244,404

                                                                     16,473,120
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,569,623,351
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   1,129,274,582

Accumulated undistributed investment income--net                        437,296

Accumulated net realized gain (loss) on investments                  65,672,702

Accumulated net unrealized appreciation (depreciation)
   on investments (including $92,909 net unrealized
   appreciation on financial futures)--Note 4(b)                    374,238,771
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,569,623,351
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(300 million shares of $.001 par value Common Stock authorized)      79,639,746

NET ASSET VALUE, offering and redemption price per share ($)              19.71

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended April 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $8,012 foreign taxes withheld at source)       7,813,978

Interest                                                              1,441,433

TOTAL INCOME                                                          9,255,411

EXPENSES:

Management fee--Note 3(a)                                             5,868,502

Shareholder servicing costs--Note 3(b)                                1,267,882

Directors' fees and expenses--Note 3(c)                                  57,208

Custodian fees--Note 3(b)                                                52,957

Prospectus and shareholders' reports                                     41,717

Professional fees                                                        34,084

Registration fees                                                        12,316

Miscellaneous                                                            17,281

TOTAL EXPENSES                                                        7,351,947

INVESTMENT INCOME--NET                                                1,903,464
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              65,346,514

Net realized gain (loss) on financial futures                         5,039,181

NET REALIZED GAIN (LOSS)                                             70,385,695

Net unrealized appreciation (depreciation) on investments
  [including ($3,786,293) net unrealized (depreciation)
  on financial futures]                                              82,385,645

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              152,771,340

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                154,674,804

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS



                                         Six Months Ended
                                           April 30, 2000           Year Ended
                                              (Unaudited)           October 31, 1999
---------------------------------------------------------------------------------------
                                                                   >

OPERATIONS ($):

Investment income--net                          1,903,464                  9,205,307

Net realized gain (loss) on investments        70,385,695                174,872,620

Net unrealized appreciation (depreciation)
   on investments                              82,385,645                122,580,859

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  154,674,804                306,658,786
---------------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                         (1,879,750)               (10,712,803)

Net realized gain on investments             (169,987,626)              (102,070,849)

TOTAL DIVIDENDS                              (171,867,376)              (112,783,652)
-----------------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 368,741,965                718,800,250

Dividends reinvested                          164,319,435                107,345,114

Cost of shares redeemed                      (524,140,966)            (1,103,206,818)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                   8,920,434               (277,061,454)

TOTAL INCREASE (DECREASE) IN NET ASSETS        (8,272,138)               (83,186,320)
----------------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         1,577,895,489              1,661,081,809

END OF PERIOD                               1,569,623,351              1,577,895,489

Undistributed investment income--net              437,296                    413,582
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                    19,380,125                 37,570,438

Shares issued for dividends reinvested          8,738,437                  6,074,347

Shares redeemed                               (27,400,920)               (57,679,437)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     717,642                (14,034,652)

SEE NOTES TO FINANCIAL STATEMENTS.




FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                          Six Months Ended

                                           April 30, 2000                             Year Ended October 31,
                                                                  ----------------------------------------------------------------

                                              (Unaudited)         1999          1998           1997           1996          1995
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                            19.99           17.87         19.82         20.53          17.96          16.49

Investment Operations:

Investment income--net                              .02(a)          .11(a)        .18           .34            .35            .44

Net realized and unrealized
   gain (loss) on investments                      1.93            3.26          1.14          1.97           3.05           1.67

Total from
   Investment Operations                           1.95            3.37          1.32          2.31           3.40           2.11

Distributions:

Dividends from investment
   income--net                                     (.02)           (.12)         (.18)         (.37)          (.32)          (.47)

Dividends from net realized
   gain on investments                            (2.21)          (1.13)        (3.09)        (2.65)          (.51)          (.17)

Total Distributions                               (2.23)          (1.25)        (3.27)        (3.02)          (.83)          (.64)

Net asset value, end of period                    19.71           19.99         17.87         19.82          20.53          17.96
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                  10.30(b)        19.79          7.23         12.97          19.41          13.17
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to
   average net assets                               .47(b)         1.03          1.10          1.01          1.02            1.05

Ratio of interest expenses
   and dividends
   on securities sold short to
   average net assets                                --             .00(c)        --            .01           .01             .01

Ratio of net investment income
   to average net assets                            .12(b)          .56           .97          1.67          1.78            2.55

Portfolio Turnover Rate                           22.12(b)        96.42        101.87        129.48        131.30          132.46
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                1,569,623       1,577,895     1,661,082     1,912,408     2,068,453       1,763,371

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) NOT ANNUALIZED.

(C) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)


NOTE 1--Significant Accounting Policies:

Dreyfus Growth and Income Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with long-term capital growth, current income and growth of income, consistent with reasonable investment risk. The Dreyfus Corporation (the " Manager" ) serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation (" DSC" ), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.


(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $11,088 during the April 30, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Lines of Credit:

The fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. During the period ended April 30, 2000, the fund did not borrow under either line of credit.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund reimburses DSC, an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended April 30, 2000, the fund was charged $636,368 pursuant to the Shareholder Services Plan.

The  fund  compensates  Dreyfus Transfer, Inc., a wholly-owned subsidiary of the
Manager,   under  a  transfer  agency  agreement  for  providing  personnel  and
facilities    to    perform    transfer    agency    services    for    the

fund. During the period ended April 30, 2000, the fund was charged $423,121 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended April 30, 2000, the fund was charged $52,957 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective January 1, 2000, each Board member receives an annual fee of $40,000 and a fee of $6,000 for each meeting held in person and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to January 1, 2000, each Board member who was not an "affiliated person" as defined in the Act received from the fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund' s Director Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieved emeritus status.

NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended April 30, 2000, amounted to $335,893,076 and $424,632,415, respectively.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are
closed,    the    fund     The    Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at April 30, 2000 are set forth in the
Statement    of    Financial    Futures.

(b) At April 30, 2000, accumulated net unrealized appreciation on investments and financial futures was $374,238,771, consisting of $424,942,540 gross unrealized appreciation and $50,703,769 gross unrealized depreciation.

At April 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


                                                           For More Information

                        Dreyfus Growth and Income Fund

                        200 Park Avenue

                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

Custodian

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

Transfer Agent &

Dividend Disbursing Agent

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940

Distributor

Dreyfus Service Corporation

200 Park Avenue

New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   010SA004